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                                                 EXHIBIT 10(e)(3)
                                                 ----------------

                  MARITIME OVERSEAS CORPORATION
                        511 FIFTH AVENUE
                    NEW YORK, NEW YORK  10017


                                             As of August 9, 1973


Overseas Shipholding Group, Inc.
511 Fifth Avenue
New York, N.Y.  10017


Gentlemen:

      We  wish  to  confirm our undertaking that in case  of  any proposed  sale  of the business of Maritime Overseas  Corporation

("MOC")  while  MOC  serves as agent for the management  of  your ships  MOC shall first offer on substantially the same terms  and conditions  for  a  period of 30 days to sell  such  business  to

Overseas  Shipholding  Group,  Inc.  ("OSG").   In  case  of  any

proposed sale of all the equity interests in MOC while MOC serves as  agent  for the management of you ships MOC shall  cause  such equity  interests to be offered to OSG on substantially the  same terms  and  conditions for a period of 30 days, or failing  that,

shall  offer  to sell the business of MOC to OSG on substantially such terms and conditions for such period.


                                   Very truly yours,

                                   MARITIME OVERSEAS CORPORATION


                                   By:-------------------------